                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-94455 and 333-69240) of IVC Industries, Inc. of our report dated October 12, 2001 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



/s/ AMPER POLITZINER & MATTIA P.A

October 25, 2001
Edison, New Jersey